UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – September 30, 2013

Item 1: Reports to Shareholders

Annual Report | September 30, 2013

Vanguard Morgan™ Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2013

Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	20.69%
Admiral™ Shares	20.86
Russell 3000 Growth Index	20.30
Multi-Cap Growth Funds Average	22.55
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through September 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$20.31	$24.26	$0.205	$0.000
Admiral Shares	63.02	75.26	0.735	0.000

Chairman’s Letter

Dear Shareholder,

For the second straight year, the U.S. stock market rose sharply over the 12-month period ended September 30, outpacing its historical long-term average. Vanguard Morgan Growth Fund returned close to 21% for both Investor and Admiral Shares for the period. The fund slightly outperformed its benchmark, the Russell 3000 Growth Index, but its return trailed the average return of its multi-capitalization growth fund peers.

For the period, the fund posted double-digit results in eight of the nine sectors in which it was invested. Stocks in the consumer discretionary, health care, and industrial sectors contributed most to its overall performance.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns, based on the highest federal income tax bracket, that appears later in the report.

Stocks dodged obstacles to produce strong gains
Although their path wasn’t always smooth, U.S. stocks powered to a return of about 22% for the 12 months ended September 30. The U.S. economy delivered only modest growth over the fiscal year, but investors’ appetite for risk seemed to increase faster than companies’ profits.

In mid-September, U.S. stocks jumped when the Federal Reserve surprised investors by announcing that it had no immediate plans to unwind its stimulative bond-buying program. But in the waning days of that month, stocks slid ahead of the partial federal government shutdown that began October 1.

It’s natural for investors to be concerned by the situation in Washington. But as Sarah Hammer, a senior analyst in Vanguard Investment Strategy Group, noted in the midst of the temporary shutdown, they shouldn’t be unduly influenced by these events. “Investors are often best served by sticking to their long-term investment plans and avoiding short-term decisions based on the legislative outlook,” Ms. Hammer said. Our recurrent advice to stick to your plan may lack pizzazz, but it’s proven to be sound counsel over the decades.

International stocks generally posted strong results. Emerging-market stocks, however, lagged amid worries about slowing economic growth.

Bond returns were negative despite September’s bounce
Investor concern about the Fed’s potential scaling back of its bond-buying program also affected the performance of bonds, which posted declines for the year. In September, however, bonds trimmed their losses after the Fed said it would continue the purchases.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	20.91%	16.64%	10.53%
Russell 2000 Index (Small-caps)	30.06	18.29	11.15
Russell 3000 Index (Broad U.S. market)	21.60	16.76	10.58
MSCI All Country World Index ex USA (International)	16.48	5.95	6.26

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.68%	2.86%	5.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.21	3.24	5.98
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.07	0.14

CPI
Consumer Price Index	1.18%	2.34%	1.37%

The broad U.S. taxable bond market returned –1.68% for the fiscal year, and the yield of the 10-year Treasury note closed at 2.63%, down from 2.76% a month earlier. (Bond yields and prices move in opposite directions.) Municipal bonds returned –2.21% after rebounding a bit in September.

Money markets and savings accounts barely budged as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

Strong results across the board powered Morgan Growth’s advance
Vanguard Morgan Growth Fund seeks to outperform the Russell 3000 Growth Index through a multi-manager approach that includes broad exposure to large- and mid-capitalization U.S. growth stocks. The fund’s five investment advisors use different but complementary approaches to manage independent sub-portfolios, providing diversification along with the potential for less volatility than is likely with a single-manager fund.

In the most recent fiscal year, the fund again performed well, returning more than 20%. The most significant contributors were consumer discretionary companies, which make up the fund’s second-largest sector. They returned about 31% as resilient U.S. consumers continued to play their key role in sustaining the nation’s modest recovery.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.40%	0.26%	1.31%

The fund expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the fund’s expense ratios were 0.39% for Investor Shares and 0.25% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Growth Funds.

Health care companies—particularly firms in the growing biotechnology field—did especially well for the fund, returning 32%. Industrial stocks posted the highest absolute return, 38%, as the fund’s advisors found strong selections in the aerospace and defense-related corners of the sector.

Information technology stocks, which make up the largest sector in the fund (with a weighting of about 30%, on average), returned a relatively tame 10%. Nonetheless, the fund’s IT holdings outshone those in the benchmark index, largely because of profitable selections among IT service firms, notably data processors.

Materials and energy were the fund’s two notable underperforming sectors. A handful of steel and mining holdings lost value, dragging down the materials sector’s return in the fund to about 6%, compared with nearly 22% in the benchmark. The advisors’ energy selections returned about 17%, but lagged their index counterparts by 10 percentage points.

The fund continues to compile a competitive long-term record
Vanguard Morgan Growth Fund’s long-term results continue to be competitive. For the ten years ended September 30, 2013, the average annual return for Investor Shares was 7.97%, a figure

Total Returns
Ten Years Ended September 30, 2013
Average
Annual Return
Morgan Growth Fund Investor Shares	7.97%
Russell 3000 Growth Index	7.99
Multi-Cap Growth Funds Average	7.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

nearly identical to the return of the fund’s benchmark index and higher than the 7.49% average annual return of its peers.

This period included considerable volatility in the stock market and a painful recession. The multi-manager advisory team steered the fund through the turbulence to deliver solid long-term results. In addition to the advisors’ skill and perseverance, low investment costs helped the fund’s bottom line. Low costs let investors retain more of a fund’s returns.

Investment insight
Don’t let a trick of the calendar alter your course
When making investment decisions, it’s important to weigh past returns with caution.
That’s because investment returns from any particular period are an unreliable anchor for gauging the future. They can be highly date-dependent.

For example, take the five-year average annual return for the broad U.S. stock market. That average just made a startling bounce: from 1.30% for the period ended September 30, 2012, to 10.58% for the period ended September 30, 2013.
True, the market returned a hearty 21.60% in the most recent 12 months, but that’s not enough to explain such a big leap in the average. Significantly, the year ended
September 30, 2008––when U.S. stocks returned –21.52% during the financial crisis––has now rolled off the five-year calculation.

The important thing to remember is that historical returns are just that: historical.
Basing investment decisions on such date-dependent snapshots could easily lead you to alter course––possibly in the wrong direction. Instead, Vanguard believes, you should build your asset allocation strategy on long-term risk-and-return relationships, always recognizing that no level of return is guaranteed.

Which five-year average should you count on?
(Answer: None of them!)
Average annual returns for U.S. stocks over five-year periods ended September 30
2007	16.18%
2008	5.70
2009	1.56
2010	0.92
2011	–0.92
2012	1.30
2013	10.58
Note: The U.S. stock market is represented by the Russell 3000 Index.
Source: Vanguard.

Benefits of combining low costs with diversity of thought
Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for investments overall, we think significant benefits can accrue from using more than one advisory firm for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2013

Advisors’ Report

For the fiscal year ended September 30, 2013, Vanguard Morgan Growth Fund returned 20.69% for Investor Shares and 20.86% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	46	4,565	Uses traditional methods of stock selection—
Company, LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	20	1,976	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Equity Investment	13	1,265	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Kalmar Investment Advisers	10	984	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Frontier Capital Management Co.,	10	975	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Cash Investments	1	176	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 8. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. (Please note that the Kalmar Investment Advisers and Frontier Capital Management discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 17, 2013.

Wellington Management Company, LLP

Portfolio Manager:
Paul E. Marrkand, CFA,
Senior Vice President

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis —to identify companies that it believes have above-average growth prospects. Research focuses on mid- and large-cap companies, evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria. We seek to build a portfolio with diversified sources of return with a balance of growth, quality, and valuation attributes.

It was a very strong period for U.S. equities and other developed-market stocks around the world. Emerging-market equities fared less well, finishing roughly where they started. Fixed income investors lost money during the period as most bond markets struggled with rising interest rates.

Stock selection in financials, industrials, and information technology boosted relative results.

Our position in Boeing contributed strongly to performance in both absolute and benchmark-relative terms. The aircraft manufacturer came under pressure as electrical problems surfaced in its 787 model, which delayed deliveries and cash payments from customers. However, the stock rebounded as it became clear that the battery issues were manageable with modest design changes. Demand remained strong; Boeing has an order book of over 800 planes. We increased our position during the period.

Our security selection among stocks in the materials, energy, and consumer discretionary sectors detracted from performance during the period. Eli Lilly’s shares underperformed as investors’ near-term concerns about patent expirations and pipeline developments weighed on the pharmaceutical company’s stock price. We believe Eli Lilly’s robust pipeline of drugs in phase three trials uniquely positions it for success over the next several years, particular in oncology and diabetes. It has a large research-and-development budget relative to similar-sized peers. While Eli Lilly’s ability to innovate is more incremental than transformational, the company could drive higher-than-expected profits over the long haul. We increased our position during the period.

We are very optimistic about the portfolio’s prospects and its favorable risk/reward profile. In particular, we see attractive risk-adjusted potential in the portfolio’s large-cap technology company holdings. Overall, we believe valuations remain attractive, balance sheets are strong, and many technology companies have the potential for high, sustainable free-cash-flow generation. Strong long-term trends, including cloud computing, mobility, security, and data storage, also should help drive sustained growth.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

Equity markets advanced strongly in the period, but with bouts of volatility. Challenges included Europe’s lingering economic malaise, a slowdown in China, federal spending cuts, and concerns that the Federal Reserve would taper its quantitative easing program. Investors endured these difficulties, however, and focused instead on improving housing and employment data, rising consumer confidence, and persistently strong corporate profits. Having earlier preferred higher-yielding bond substitutes, investors by period-end had ascribed higher valuations to companies with attractive growth potential.

Holdings in consumer discretionary and health care were strong contributors to our portfolio’s return, even though they lagged their counterparts in the benchmark. Overweight positions in both areas helped. In consumer discretionary, Lululemon’s decline tempered strong advances in Nike and TJX. In health care, Express Scripts’ dip moderated strong gains in Gilead Sciences, Biogen Idec, and Vertex Pharmaceuticals.

Our information technology holdings outperformed the benchmark sector’s returns, as triple-digit gains in LinkedIn and Facebook outpaced declines in Apple and VMware.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the 12-month period, our stock selection model had mixed results in identifying the outperformers from the underperformers in each industry group. The sentiment, quality, and growth components of our model helped performance, while the management decisions and valuation components detracted from results.

Our stock selections were positive in six of ten sectors, and were basically neutral in the four others. Our selections had the largest positive impact in industrials, health care, and consumer staples. In industrials, Delta Air Lines, Boeing, and Ingersoll-Rand contributed the most to our relative results. Within health care, Mylan and Cigna led results, while Kroger and Green Mountain Coffee Roasters led in consumer staples.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and Chief Investment Officer

After the very strong U.S. stock market gains of the last year, driven significantly by a rise in measures of market valuation, it is important that the world economy now benefit from the developing signs of simultaneous expansion and gradually improving growth. In turn, this should enhance the outlook for corporate earnings and the potential for additional market appreciation.

In the last 12 months, our overall returns were good. Our biggest contributing sectors were financial services, technology, and consumer discretionary. Our largest individual contributors included CarMax, B/E Aerospace, LKQ, Cabot Oil & Gas, and Alliance Data Systems.

Our biggest detractors were Sandridge Energy, Nuance Communications, McDermott International, and F5 Networks.

Frontier Capital Management Co., LLC

Portfolio Managers:
Stephen Knightly, CFA, President

Christopher J. Scarpa
Vice President

Equities advanced strongly during the fiscal year. The substantial gains reflect improved economic activity, accommodative monetary policy, low inflation, and reasonable earnings growth.

In a momentum-led market, we saw notable gains in health care and producer durables offset by challenges in energy. Investments in companies helping to lower the cost of drugs, such as Actavis and Covance, benefited our health care holdings. Our focus on the global upturn in aerospace drove producer durables, including investments in B/E Aerospace and United Continental.

Our relative performance was hurt by an underweight position in consumer discretionary, which was one of the best-performing sectors. Small holdings of cash curtailed our portfolio’s return.

Morgan Growth Fund

Fund Profile
As of September 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.40%	0.26%
30-Day SEC Yield	0.75%	0.89%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	340	1,727	3,636
Median Market Cap	$30.6B	$44.7B	$40.2B
Price/Earnings Ratio	22.8x	22.8x	19.5x
Price/Book Ratio	3.7x	4.7x	2.5x
Return on Equity	20.7%	21.7%	16.5%
Earnings Growth
Rate	16.9%	15.0%	11.1%
Dividend Yield	1.1%	1.6%	1.9%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	53%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		3000	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	21.6%	19.7%	13.3%
Consumer Staples	5.4	11.7	8.7
Energy	4.7	4.8	9.6
Financials	5.3	5.5	17.3
Health Care	15.2	12.9	12.6
Industrials	13.3	12.4	11.4
Information
Technology	30.7	26.3	17.9
Materials	3.1	4.6	3.8
Telecommunication
Services	0.7	1.9	2.2
Utilities	0.0	0.2	3.2

Volatility Measures

		DJ U.S.
	Russell 3000	Total Market
	Growth Index	FA Index
R-Squared	0.98	0.94
Beta	1.12	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc.	Internet Software &
	Services	2.5%
Apple Inc.	Computer Hardware	2.4
Cisco Systems Inc.	Communications
	Equipment	2.0
Microsoft Corp.	Systems Software	2.0
Gilead Sciences Inc.	Biotechnology	1.4
Biogen Idec Inc.	Biotechnology	1.3
Amgen Inc.	Biotechnology	1.3
Boeing Co.	Aerospace &
	Defense	1.2
TJX Cos. Inc.	Apparel Retail	1.2
Home Depot Inc.	Home Improvement
	Retail	1.2
Top Ten		16.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2013, the expense ratios were 0.39% for Investor Shares and 0.25% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2003, Through September 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Morgan Growth Fund*Investor
Shares	20.69%	10.78%	7.97%	$21,531
Russell 3000 Growth Index	20.30	12.16	7.99	21,561
Multi-Cap Growth Funds Average	22.55	10.48	7.49	20,590
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.44	10.69	8.32	22,235

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Morgan Growth Fund Admiral Shares	20.86%	10.95%	8.14%	$109,350
Russell 3000 Growth Index	20.30	12.16	7.99	107,804
Dow Jones U.S. Total Stock Market Float
Adjusted Index	21.44	10.69	8.32	111,177

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 2003, Through September 30, 2013

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.7%)[1]
Consumer Discretionary (21.2%)
	TJX Cos. Inc.	2,125,116	119,835
	Home Depot Inc.	1,512,561	114,728
	Lowe’s Cos. Inc.	2,404,201	114,464
	NIKE Inc. Class B	1,481,906	107,646
*	Amazon.com Inc.	339,841	106,248
*	O’Reilly Automotive Inc.	784,436	100,086
	Comcast Corp. Class A	1,953,777	88,213
*	priceline.com Inc.	80,599	81,481
	Starwood Hotels &
	Resorts Worldwide Inc.	1,004,608	66,756
*	Michael Kors Holdings Ltd.	769,708	57,359
	Omnicom Group Inc.	771,608	48,951
	Twenty-First Century
	Fox Inc.	1,449,108	48,545
	Wyndham Worldwide
	Corp.	763,936	46,577
	Inditex SA ADR	1,474,883	45,500
	Ralph Lauren Corp. Class A	262,198	43,192
*	Chipotle Mexican Grill Inc.
	Class A	95,988	41,150
	PetSmart Inc.	500,463	38,165
	Ford Motor Co.	2,244,966	37,873
	Wynn Resorts Ltd.	233,707	36,928
*	Dollar Tree Inc.	641,491	36,668
	Gap Inc.	904,595	36,437
*	LKQ Corp.	1,135,543	36,178
	Sirius XM Radio Inc.	9,316,313	36,054
	Harley-Davidson Inc.	457,615	29,397
	Luxottica Group SPA ADR	516,203	27,137
	Buckle Inc.	493,827	26,691
	Scripps Networks
	Interactive Inc. Class A	335,817	26,231
	Starbucks Corp.	330,063	25,405
*	Lululemon Athletica Inc.	319,778	23,373
*	Netflix Inc.	75,352	23,300
*	Discovery
	Communications Inc.	298,190	23,295

			Market
			Value
		Shares	($000)
*	CarMax Inc.	452,610	21,938
	Dick’s Sporting Goods Inc.	409,475	21,858
	GNC Holdings Inc. Class A	380,980	20,813
	Prada SPA	2,136,159	20,749
*	Discovery
	Communications Inc.
	Class A	214,582	18,115
*	ASOS plc ADR	204,691	17,299
*	Urban Outfitters Inc.	457,150	16,809
	Tractor Supply Co.	234,930	15,780
*	Jarden Corp.	315,205	15,256
	Delphi Automotive plc	245,000	14,313
*	TRW Automotive
	Holdings Corp.	189,400	13,506
*	Five Below Inc.	288,813	12,636
	Viacom Inc. Class B	150,200	12,554
*,^	Imax Corp.	402,520	12,172
	CBS Corp. Class B	210,300	11,600
	Time Warner Cable Inc.	102,400	11,428
*	Ulta Salon Cosmetics
	& Fragrance Inc.	93,675	11,190
	Las Vegas Sands Corp.	166,800	11,079
	VF Corp.	55,416	11,030
	Burberry Group plc	396,620	10,495
	Walt Disney Co.	160,300	10,338
	PulteGroup Inc.	562,352	9,279
	McDonald’s Corp.	88,500	8,515
*	Goodyear Tire & Rubber Co.	364,200	8,176
*	Bed Bath & Beyond Inc.	104,441	8,079
	Service Corp. International	424,275	7,900
	PVH Corp.	64,600	7,667
	Dunkin’ Brands Group Inc.	157,573	7,132
	Target Corp.	107,800	6,897
	Tupperware Brands Corp.	79,100	6,832
	Tiffany & Co.	84,800	6,497
	Comcast Corp.	137,900	5,981
	Macy’s Inc.	131,800	5,703
	Whirlpool Corp.	30,900	4,525

Morgan Growth Fund

			Market
			Value
		Shares	($000)
*	ITT Educational
	Services Inc.	114,392	3,546
*	News Corp. Class A	146,875	2,359
	Gentex Corp.	47,000	1,203
*	Liberty Media Corp. Class A	1,800	265
			2,105,377
Consumer Staples (5.2%)
	Costco Wholesale Corp.	987,961	113,734
	Whole Foods Market Inc. 1,134,082		66,344
	Wal-Mart Stores Inc.	891,955	65,969
	CVS Caremark Corp.	823,848	46,753
	Estee Lauder Cos. Inc.
	Class A	551,175	38,527
	Anheuser-Busch InBev
	NV ADR	370,357	36,739
*	Green Mountain Coffee
	Roasters Inc.	440,257	33,165
	Herbalife Ltd.	332,960	23,231
	Coca-Cola Co.	439,956	16,665
	Philip Morris
	International Inc.	171,900	14,885
	PepsiCo Inc.	158,600	12,609
	Brown-Forman Corp.
	Class B	142,179	9,687
	Kimberly-Clark Corp.	87,200	8,216
	Kroger Co.	201,300	8,120
	Kraft Foods Group Inc.	119,400	6,261
	Ingredion Inc.	87,800	5,810
	General Mills Inc.	96,800	4,639
	Altria Group Inc.	128,800	4,424
	Colgate-Palmolive Co.	36,900	2,188
	Hershey Co.	23,000	2,127
*	Sprouts Farmers Market Inc.	20,247	899
			520,992
Energy (4.6%)
	Noble Energy Inc.	870,454	58,329
	Schlumberger Ltd.	583,521	51,560
	Oceaneering
	International Inc.	512,925	41,670
	Cabot Oil & Gas Corp.	1,027,440	38,344
	Valero Energy Corp.	857,264	29,276
	National Oilwell Varco Inc.	292,837	22,874
	Transocean Ltd.	500,876	22,289
*	Cameron International Corp.	357,620	20,874
	Core Laboratories NV	95,185	16,106
*	Continental Resources Inc.	138,700	14,877
	EOG Resources Inc.	82,900	14,033
*	Weatherford
	International Ltd.	871,890	13,366
	Anadarko Petroleum Corp.	141,900	13,195
*	Superior Energy
	Services Inc.	495,420	12,405
*,^	InterOil Corp.	172,100	12,272

			Market
			Value
		Shares	($000)
*	Concho Resources Inc.	108,646	11,822
*	Southwestern Energy Co.	300,070	10,917
	Chesapeake Energy Corp.	339,800	8,794
	Ensco plc Class A	152,958	8,222
*	Atwood Oceanics Inc.	129,500	7,128
	Helmerich & Payne Inc.	97,500	6,723
*	SandRidge Energy Inc.	1,140,800	6,685
	HollyFrontier Corp.	129,708	5,462
	Marathon Petroleum Corp.	78,800	5,068
			452,291
Exchange-Traded Fund (0.9%)
2	Vanguard Growth ETF	1,044,900	88,409

Financials (5.0%)
	American Express Co.	957,097	72,280
	Bank of America Corp.	5,184,473	71,546
	Goldman Sachs Group Inc.	285,941	45,239
	Morgan Stanley	1,677,123	45,198
	JPMorgan Chase & Co.	611,878	31,628
*	IntercontinentalExchange
	Inc.	138,821	25,185
	T. Rowe Price Group Inc.	240,865	17,325
*	Affiliated Managers
	Group Inc.	83,265	15,207
	Allied World Assurance
	Co. Holdings AG	148,100	14,720
	Citigroup Inc.	299,200	14,514
	American Tower
	Corporation	195,345	14,481
	Brown & Brown Inc.	430,115	13,807
	Arthur J Gallagher & Co.	311,680	13,605
*	Berkshire Hathaway Inc.
	Class B	105,900	12,021
	Raymond James
	Financial Inc.	274,300	11,430
*	Signature Bank	104,032	9,521
	Discover Financial Services	158,000	7,985
	Ameriprise Financial Inc.	84,100	7,660
*	Arch Capital Group Ltd.	135,000	7,308
*	E*TRADE Financial Corp.	434,200	7,164
	Public Storage	38,300	6,149
	Simon Property Group Inc.	41,200	6,107
	American International
	Group Inc.	122,400	5,952
	McGraw Hill Financial Inc.	87,400	5,733
	Weyerhaeuser Co.	133,900	3,834
	Progressive Corp.	126,700	3,450
	Ventas Inc.	48,900	3,007
	Weingarten Realty
	Investors	90,800	2,663
	Regency Centers Corp.	36,300	1,755
*	MSCI Inc. Class A	31,100	1,252
			497,726

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Health Care (14.9%)
*	Gilead Sciences Inc.	2,140,967	134,538
*	Biogen Idec Inc.	516,298	124,304
	Amgen Inc.	1,110,305	124,288
*	Express Scripts
	Holding Co.	1,495,947	92,420
*	Celgene Corp.	594,397	91,495
	Medtronic Inc.	1,167,176	62,152
	McKesson Corp.	471,458	60,488
	Eli Lilly & Co.	1,102,600	55,494
	Cooper Cos. Inc.	352,684	45,740
*	Alexion
	Pharmaceuticals Inc.	391,617	45,490
	Zimmer Holdings Inc.	551,150	45,271
	Merck & Co. Inc.	875,765	41,695
*	Vertex Pharmaceuticals Inc.	525,683	39,857
	Becton Dickinson and Co.	363,473	36,355
	Novo Nordisk A/S ADR	213,360	36,105
	Allergan Inc.	379,024	34,283
*	Actavis Inc.	235,485	33,910
	CR Bard Inc.	276,964	31,906
	Aetna Inc.	493,875	31,618
	Johnson & Johnson	359,636	31,177
*	Covance Inc.	298,100	25,774
^	ResMed Inc.	467,095	24,672
*	BioMarin
	Pharmaceutical Inc.	289,019	20,873
*	Catamaran Corp.	389,575	17,901
	Shire plc ADR	145,321	17,423
	Thermo Fisher
	Scientific Inc.	187,035	17,235
*	MEDNAX Inc.	161,996	16,264
	Perrigo Co.	96,600	11,918
*	Alkermes plc	347,470	11,682
*	Bruker Corp.	519,946	10,737
*	Mylan Inc.	245,400	9,367
*	Centene Corp.	144,300	9,229
*	Salix Pharmaceuticals Ltd.	131,950	8,825
	AmerisourceBergen Corp.
	Class A	142,200	8,688
	HCA Holdings Inc.	193,800	8,285
*	Incyte Corp. Ltd.	202,000	7,706
*	Illumina Inc.	94,848	7,667
	Cigna Corp.	83,700	6,433
	AbbVie Inc.	143,100	6,401
	Essilor International SA	58,109	6,250
*	Cerner Corp.	117,798	6,190
*	Edwards Lifesciences Corp.	68,500	4,770
	UnitedHealth Group Inc.	61,300	4,390
	Abbott Laboratories	131,100	4,351
	St. Jude Medical Inc.	72,900	3,910
*,^	Intrexon Corp.	142,900	3,385
	Zoetis Inc.	73,800	2,297

			Market
			Value
		Shares	($000)
*	Charles River Laboratories
	International Inc.	42,000	1,943
*	Henry Schein Inc.	11,200	1,161
*	Seattle Genetics Inc.	21,128	926
	Universal Health
	Services Inc. Class B	5,600	420
	HealthSouth Corp.	3,583	124
			1,485,783
Industrials (13.1%)
	Boeing Co.	1,035,884	121,716
	United Technologies Corp.	873,168	94,145
	3M Co.	658,703	78,656
	Honeywell
	International Inc.	907,749	75,379
	Danaher Corp.	885,027	61,350
*	B/E Aerospace Inc.	815,844	60,226
	Parker Hannifin Corp.	472,095	51,326
*	Hertz Global Holdings Inc.	2,158,844	47,840
	Precision Castparts Corp.	204,329	46,432
	AMETEK Inc.	958,520	44,111
	TransDigm Group Inc.	309,279	42,897
	United Parcel Service Inc.
	Class B	453,530	41,439
	Dover Corp.	454,825	40,857
	Pentair Ltd.	512,375	33,274
^	Canadian Pacific
	Railway Ltd.	236,977	29,219
	Illinois Tool Works Inc.	346,051	26,393
	Flowserve Corp.	368,400	22,984
*	IHS Inc. Class A	186,170	21,257
	Tyco International Ltd.	570,077	19,941
	Fastenal Co.	362,025	18,192
	ADT Corp.	399,964	16,262
	Rockwell Automation Inc.	148,700	15,902
*	United Continental
	Holdings Inc.	510,800	15,687
	MSC Industrial Direct
	Co. Inc. Class A	163,680	13,315
	Union Pacific Corp.	84,400	13,111
*	Kirby Corp.	148,200	12,827
*	Stericycle Inc.	104,925	12,108
*	Clean Harbors Inc.	195,175	11,449
*	WESCO International Inc.	149,344	11,429
*	Jacobs Engineering
	Group Inc.	193,300	11,246
	Pall Corp.	145,092	11,178
*	Chart Industries Inc.	88,200	10,852
*	Genesee & Wyoming Inc.
	Class A	114,410	10,637
	Chicago Bridge
	& Iron Co. NV	154,500	10,470
	Delta Air Lines Inc.	439,200	10,361
	Ingersoll-Rand plc	154,800	10,053

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	KAR Auction Services Inc.	349,440	9,858
	Landstar System Inc.	167,415	9,372
	JB Hunt Transport
	Services Inc.	119,770	8,735
	Expeditors International
	of Washington Inc.	196,245	8,647
*	Verisk Analytics Inc.
	Class A	128,981	8,379
*	United Rentals Inc.	143,460	8,362
*	Armstrong World
	Industries Inc.	143,100	7,865
	Alaska Air Group Inc.	125,114	7,835
	Southwest Airlines Co.	518,600	7,551
	Wabtec Corp.	119,400	7,507
	Masco Corp.	333,200	7,090
	Lockheed Martin Corp.	54,800	6,990
*	Quanta Services Inc.	252,975	6,959
	Dun & Bradstreet Corp.	66,600	6,916
	IDEX Corp.	105,300	6,871
	Acuity Brands Inc.	50,360	4,634
	Emerson Electric Co.	45,100	2,918
			1,301,010
Information Technology (30.1%)
*	Google Inc. Class A	284,674	249,349
	Apple Inc.	490,478	233,835
	Cisco Systems Inc.	8,585,953	201,083
	Microsoft Corp.	5,911,140	196,900
	Mastercard Inc. Class A	169,597	114,101
	NetApp Inc.	2,610,572	111,263
	Oracle Corp.	3,324,860	110,286
*	Alliance Data
	Systems Corp.	494,539	104,580
*	LinkedIn Corp. Class A	412,711	101,552
*	Facebook Inc. Class A	1,929,330	96,930
	Xilinx Inc.	1,730,294	81,082
	Visa Inc. Class A	422,708	80,779
*	eBay Inc.	1,362,266	76,001
	Altera Corp.	1,985,154	73,768
*	Salesforce.com Inc.	1,146,136	59,496
*	Check Point Software
	Technologies Ltd.	1,017,218	57,534
*	Yahoo! Inc.	1,701,280	56,414
	IAC/InterActiveCorp	1,023,764	55,969
	SanDisk Corp.	708,881	42,186
	Microchip Technology Inc.	1,025,444	41,315
	EMC Corp.	1,429,450	36,537
*	VMware Inc. Class A	441,490	35,717
	International Business
	Machines Corp.	190,500	35,277
	Western Digital Corp.	548,892	34,800
*	Red Hat Inc.	751,218	34,661
	QUALCOMM Inc.	477,447	32,161
	Broadcom Corp. Class A	1,190,627	30,968
*	Akamai Technologies Inc.	581,492	30,063

			Market
			Value
		Shares	($000)
*	Informatica Corp.	748,464	29,168
	Amphenol Corp. Class A	349,760	27,064
*	Cognizant Technology
	Solutions Corp. Class A	324,110	26,616
	Paychex Inc.	623,561	25,342
*	Workday Inc. Class A	289,598	23,437
*	NetSuite Inc.	200,708	21,664
*	Electronic Arts Inc.	825,100	21,081
	Intuit Inc.	313,793	20,808
*	Juniper Networks Inc.	1,019,552	20,248
	Fidelity National
	Information Services Inc.	424,580	19,717
*	Cadence Design
	Systems Inc.	1,300,416	17,556
*	NCR Corp.	439,215	17,397
*	Gartner Inc.	282,329	16,940
*	Lam Research Corp.	313,825	16,065
*	WEX Inc.	175,930	15,438
	Jack Henry &
	Associates Inc.	279,090	14,404
*	Citrix Systems Inc.	194,250	13,716
*	FleetCor Technologies Inc.	120,641	13,290
	Accenture plc Class A	176,900	13,027
*	F5 Networks Inc.	146,265	12,544
*	Trimble Navigation Ltd.	413,440	12,283
	Texas Instruments Inc.	274,500	11,054
	FEI Co.	125,542	11,023
*	Teradata Corp.	197,678	10,959
*	QLogic Corp.	933,207	10,209
*	Atmel Corp.	1,266,053	9,419
*	NXP Semiconductor NV	248,200	9,236
	Symantec Corp.	365,100	9,036
	Motorola Solutions Inc.	146,257	8,685
*	Autodesk Inc.	205,320	8,453
*	Emulex Corp.	1,070,994	8,311
*	Fiserv Inc.	77,600	7,841
*	Equinix Inc.	41,450	7,612
	Avago Technologies Ltd.
	Class A	170,860	7,367
*	Concur Technologies Inc.	66,550	7,354
*	Vantiv Inc. Class A	254,500	7,111
	LSI Corp.	888,300	6,946
	Computer Sciences Corp.	123,140	6,371
	MAXIMUS Inc.	118,600	5,342
*	Yelp Inc.	74,300	4,917
*	Rovi Corp.	242,825	4,655
	Automatic Data
	Processing Inc.	63,800	4,618
*	Freescale
	Semiconductor Ltd.	269,900	4,494
*	Splunk Inc.	66,092	3,968
	NVIDIA Corp.	55,400	862
			2,988,255

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Materials (3.0%)
	Monsanto Co.	943,914	98,516
	Sherwin-Williams Co.	247,204	45,036
	FMC Corp.	537,233	38,530
	Ashland Inc.	222,275	20,556
*	WR Grace & Co.	215,635	18,847
	Albemarle Corp.	267,930	16,864
	Eagle Materials Inc.	162,220	11,769
	Celanese Corp. Class A	180,400	9,523
	PPG Industries Inc.	51,391	8,585
	Praxair Inc.	68,560	8,242
	CF Industries Holdings Inc.	30,700	6,472
	Rock Tenn Co. Class A	61,800	6,258
	Cytec Industries Inc.	72,600	5,907
*	Allied Nevada Gold Corp.	632,142	2,642
	Westlake Chemical Corp.	14,300	1,497
	International Paper Co.	24,900	1,116
			300,360
Telecommunication Services (0.7%)
	Verizon
	Communications Inc.	804,132	37,521
*	SBA Communications
	Corp. Class A	363,542	29,250
*	T-Mobile US Inc.	95,800	2,488
			69,259
Total Common Stocks
(Cost $7,069,775)			9,809,462
Temporary Cash Investments (2.0%)[1]
Money Market Fund (1.8%)
3,[4]	Vanguard Market Liquidity
	Fund, 0.112%	178,343,023	178,343

		Face
		Amount
		($000)
Repurchase Agreement (0.1%)
	Bank of America Securities,
	LLC 0.080%, 10/1/13
	(Dated 9/30/13, Repurchase
	Value $12,400,000,
	collateralized by Federal
	Home Loan Bank 0.000%,
	12/27/13 and Federal Home
	Loan Mortgage Corp. 6.250%,
	7/15/32, with a value of
	$12,648,000)	12,400	12,400

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 10/25/13	300	300
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 11/13/13	300	300
6,[7]	Freddie Mac Discount
	Notes, 0.120%, 11/5/13	1,000	1,000
6,[7]	Freddie Mac Discount
	Notes, 0.073%, 11/12/13	3,100	3,100
6,[7]	Freddie Mac Discount
	Notes, 0.075%, 11/18/13	2,800	2,799
			7,499
Total Temporary Cash Investments
(Cost $198,243)			198,242
Total Investments (100.7%)
(Cost $7,268,018)			10,007,704
Other Assets and Liabilities (-0.7%)
Other Assets			151,844
Liabilities[4]			(218,356)
			(66,512)
Net Assets (100%)			9,941,192

Morgan Growth Fund

At September 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,810,996
Undistributed Net Investment Income	37,964
Accumulated Net Realized Gains	353,345
Unrealized Appreciation (Depreciation)
Investment Securities	2,739,686
Futures Contracts	(803)
Foreign Currencies	4
Net Assets	9,941,192

Investor Shares—Net Assets
Applicable to 202,883,006 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,921,730
Net Asset Value Per Share—
Investor Shares	$24.26

Admiral Shares—Net Assets
Applicable to 66,698,413 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,019,462
Net Asset Value Per Share—
Admiral Shares	$75.26

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $35,799,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $37,061,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,599,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	131,923
Interest[2]	359
Securities Lending	2,738
Total Income	135,020
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,185
Performance Adjustment	(4,412)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,724
Management and Administrative—Admiral Shares	4,698
Marketing and Distribution—Investor Shares	922
Marketing and Distribution—Admiral Shares	732
Custodian Fees	123
Auditing Fees	31
Shareholders’ Reports—Investor Shares	68
Shareholders’ Reports—Admiral Shares	49
Trustees’ Fees and Expenses	27
Total Expenses	30,147
Expenses Paid Indirectly	(213)
Net Expenses	29,934
Net Investment Income	105,086
Realized Net Gain (Loss)
Investment Securities Sold[2]	981,293
Futures Contracts	17,303
Foreign Currencies	(41)
Realized Net Gain (Loss)	998,555
Change in Unrealized Appreciation (Depreciation)
Investment Securities	665,324
Futures Contracts	120
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	665,448
Net Increase (Decrease) in Net Assets Resulting from Operations	1,769,089

1 Dividends are net of foreign withholding taxes of $464,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,238,000, $243,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,086	69,558
Realized Net Gain (Loss)	998,555	567,311
Change in Unrealized Appreciation (Depreciation)	665,448	1,379,343
Net Increase (Decrease) in Net Assets Resulting from Operations	1,769,089	2,016,212
Distributions
Net Investment Income
Investor Shares	(51,062)	(30,342)
Admiral Shares	(44,266)	(20,234)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(95,328)	(50,576)
Capital Share Transactions
Investor Shares	(1,262,867)	(1,008,677)
Admiral Shares	522,261	487,927
Net Increase (Decrease) from Capital Share Transactions	(740,606)	(520,750)
Total Increase (Decrease)	933,155	1,444,886
Net Assets
Beginning of Period	9,008,037	7,563,151
End of Period[1]	9,941,192	9,008,037
1 Net Assets—End of Period includes undistributed net investment income of $37,964,000 and $34,656,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.31	$16.06	$16.04	$14.32	$15.15
Investment Operations
Net Investment Income	.230	.141	.087	.097	.114
Net Realized and Unrealized Gain (Loss)
on Investments	3.925	4.209	.029	1.733	(.804)
Total from Investment Operations	4.155	4.350	.116	1.830	(.690)
Distributions
Dividends from Net Investment Income	(.205)	(.100)	(.096)	(.110)	(.140)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.205)	(.100)	(.096)	(.110)	(.140)
Net Asset Value, End of Period	$24.26	$20.31	$16.06	$16.04	$14.32

Total Return[1]	20.69%	27.18%	0.66%	12.81%	-4.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,922	$5,283	$5,009	$5,432	$5,239
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.40%	0.42%	0.44%	0.48%
Ratio of Net Investment Income to
Average Net Assets	1.06%	0.74%	0.47%	0.62%	0.94%
Portfolio Turnover Rate	53%	49%	55%	60%	87%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.04%), (0.01%), 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$63.02	$49.84	$49.75	$44.42	$47.03
Investment Operations
Net Investment Income	.831	.535	.342	.372	.414
Net Realized and Unrealized Gain (Loss)
on Investments	12.144	13.036	.110	5.364	(2.502)
Total from Investment Operations	12.975	13.571	.452	5.736	(2.088)
Distributions
Dividends from Net Investment Income	(.735)	(.391)	(.362)	(.406)	(.522)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.735)	(.391)	(.362)	(.406)	(.522)
Net Asset Value, End of Period	$75.26	$63.02	$49.84	$49.75	$44.42

Total Return	20.86%	27.35%	0.83%	12.95%	-4.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,019	$3,725	$2,554	$2,445	$2,251
Ratio of Total Expenses to
Average Net Assets[1]	0.25%	0.26%	0.28%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.20%	0.88%	0.61%	0.76%	1.11%
Portfolio Turnover Rate	53%	49%	55%	60%	87%
1 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.04%), (0.01%), 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Morgan Growth Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Kalmar Investment Advisers and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Kalmar Investment Advisers and Frontier Capital Management Co., LLC, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $718,000 for the year ended September 30, 2013.

For the year ended September 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $4,412,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2013, the fund had contributed capital of $1,174,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2013, these arrangements reduced the fund’s expenses by $213,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Morgan Growth Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,771,968	37,494	—
Temporary Cash Investments	178,343	19,899	—
Futures Contracts—Assets[1]	114	—	—
Futures Contracts—Liabilities[1]	(823)	—	—
Total	9,949,602	57,393	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	211	88,319	(797)
E-mini S&P 500 Index	December 2013	9	754	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2013, the fund realized net foreign currency losses of $41,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,409,000 from undistributed net investment income, and $22,883,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $621,698,000 to offset taxable capital gains realized during the year ended September 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2013, the fund had $57,167,000 of ordinary income and $354,112,000 of long-term capital gains available for distribution.

Morgan Growth Fund

At September 30, 2013, the cost of investment securities for tax purposes was $7,269,287,000. Net unrealized appreciation of investment securities for tax purposes was $2,738,417,000, consisting of unrealized gains of $2,820,312,000 on securities that had risen in value since their purchase and $81,895,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2013, the fund purchased $4,796,850,000 of investment securities and sold $5,493,101,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	268,773	12,587	640,625	33,948
Issued in Lieu of Cash Distributions	49,772	2,519	29,253	1,660
Redeemed	(1,581,412)	(72,367)	(1,678,555)	(87,305)
Net Increase (Decrease)—Investor Shares	(1,262,867)	(57,261)	(1,008,677)	(51,697)
Admiral Shares
Issued	1,256,023	18,539	1,064,733	17,636
Issued in Lieu of Cash Distributions	39,037	638	17,720	324
Redeemed	(772,799)	(11,580)	(594,526)	(10,104)
Net Increase (Decrease) —Admiral Shares	522,261	7,597	487,927	7,856

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 7, 2013

Special 2013 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $22,883,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $95,328,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	20.69%	10.78%	7.97%
Returns After Taxes on Distributions	20.50	10.65	7.66
Returns After Taxes on Distributions and Sale of Fund Shares	11.98	8.59	6.51

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2013	9/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,118.49	$2.02
Admiral Shares	1,000.00	1,119.11	1.27
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.87	1.22

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
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copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q260 112013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2013: $31,000
Fiscal Year Ended September 30, 2012: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2013: $5,714,113
Fiscal Year Ended September 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended September 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2013: $1,552,950
Fiscal Year Ended September 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2013: $110,000
Fiscal Year Ended September 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended September 30, 2012.

(d) All Other Fees.

Fiscal Year Ended September 30, 2013: $132,000
Fiscal Year Ended September 30, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2013: $242,000
Fiscal Year Ended September 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 15, 2013

VANGUARD MORGAN GROWTH FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 15, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.